UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2005

U.S. CONCRETE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26025	76-0588680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2925 Briarpark, Suite 1050

Houston, Texas 77042

(Address of principal executive offices, including ZIP code)

(713) 499-6200

(Registrant’s telephone number, including area code)

2925 Briarpark, Suite 500

Houston, Texas 77042

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 3, 2005, U.S. Concrete, Inc. issued a press release announcing its revised earnings per share estimate for the fourth quarter of 2004 and its earnings guidance for 2005. A copy of the press release is furnished as Exhibit 99.1 hereto, and the information contained in Exhibit 99.1 is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Exhibit
99.1	Press Release of U.S. Concrete, Inc. dated February 3, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CONCRETE, INC.

Date: February 4, 2005	By:	/s/ Robert D. Hardy
Robert D. Hardy
Senior Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit
99.1	Press Release of U.S. Concrete, Inc. dated February 3, 2005